Supplement to the
Fidelity® Emerging Markets Discovery Fund and Fidelity® Total Emerging Markets Fund
December 30, 2016
Prospectus

The following information replaces similar information for Fidelity Emerging Markets Discovery Fund found in the "Fund Basics" section under the "Principal Investment Strategies" heading.

The Adviser allocates the fund's assets across emerging market sectors, using different Fidelity managers to handle investments. At present, those sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities. The Adviser expects the fund's sector allocations will approximate the sector weightings of the MSCI Emerging Markets SMID Cap Index. While the Adviser may overweight or underweight one or more sectors from time to time, the Adviser expects the returns of the fund to be driven primarily by the security selections of the managers of each sector.

The following information replaces similar information for Fidelity Total Emerging Markets Fund found in the "Fund Basics" section under the "Principal Investment Strategies" heading.

With respect to the fund's equity investments, the Adviser allocates the fund's assets across emerging markets sectors, using different Fidelity managers to handle investments. At present, those sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities.

EMD-TEK-17-01 1.942952.108	March 10, 2017